Exhibit 10.8

Execution Version

INCREMENTAL COMMITMENT AND ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of May 13, 2022,

made by

THE ASSUMING LENDERS PARTY HERETO,

as Assuming Lenders

relating to the

SENIOR SECURED
REVOLVING CREDIT AGREEMENT

dated as of April 6, 2022,

among

REDWOOD ENHANCED INCOME CORP.,
as Borrower

The Lenders Party Thereto,

and

ING CAPITAL LLC,
as Administrative Agent, Arranger and Bookrunner

INCREMENTAL Commitment and ASSUMPTION AGREEMENT AND FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of May 13, 2022 and effective as of the Effective Date (as defined below), by and among REDWOOD ENHANCED INCOME CORP., a Maryland corporation (the “Borrower”), the Lenders (as defined below) party hereto, each Person identified as an “Assuming Lender” on the signature pages hereto (in such capacity, the “Assuming Lenders”) and ING CAPITAL LLC (“ING”), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of April 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”).

A.            Pursuant to the Credit Agreement, the lenders party to the Credit Agreement prior to the Effective Date (the “Existing Lenders”, and each, an “Existing Lender”) have made certain loans and other extensions of credit to the Borrower (the “Existing Loans”).

B.            The Borrower has requested that each of the Assuming Lenders become a Lender under the Credit Agreement and the Assuming Lenders provide additional Dollar Commitments or Multicurrency Commitments (as applicable) on and as of the Effective Date in an amount set opposite such Assuming Lender’s name on Annex I hereto (with respect to such Assuming Lender, its respective “Incremental Commitment”), pursuant to Section 2.06(f) of the Credit Agreement.

C.            Each Assuming Lender is willing to make its respective portion of the Incremental Commitment to the Borrower effective on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

D.            The Borrower has requested that the Lenders and the Administrative Agent amend a certain provision of the Credit Agreement and the Lenders party hereto (constituting all of the Lenders) and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.           Incremental Commitment. (a)  Pursuant to Section 2.06(f) of the Credit Agreement and subject to the terms and conditions hereof, each Assuming Lender hereby agrees to make its respective portion of the Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment shall constitute an additional “Commitment” in the form of a “Dollar Commitment” or a “Multicurrency Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents, and the Effective Date shall be the “Commitment Increase Date” of each Incremental Commitment for purposes of Section 2.06(f) of the Credit Agreement.

(b)            The terms and provisions of any new Loans issued by the Assuming Lenders and the Incremental Commitment of such Assuming Lender shall, as applicable, be identical to the other Dollar Commitments and Multicurrency Commitments (as applicable) made under the Credit Agreement immediately prior to the Effective Date.

(c)            On the Effective Date, in connection with the adjustments, if any, to any outstanding Dollar Loans, Multicurrency Loans and participation interests contemplated by Section 2.06(f)(iv) of the Credit Agreement, each applicable Assuming Lender shall make a payment to the Administrative Agent, for the account of the other Dollar Lenders or Multicurrency Lenders, as applicable, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Dollar Lenders or Multicurrency Lenders, as applicable, in accordance with such section, the Dollar Loans or Multicurrency Loans, as applicable, are held ratably by the Dollar Lenders or Multicurrency Lenders, as applicable, in accordance with the respective Dollar Commitments of such Dollar Lenders or Multicurrency Commitments of such Multicurrency Lenders, as applicable (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

(d)            As of the Effective Date, each Assuming Lender shall become a “Dollar Lender” or “Multicurrency Lender” (as applicable) and a “Lender” under the Credit Agreement and shall have all rights and obligations of a Dollar Lender or a Multicurrency Lender (as applicable) and a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.

SECTION 3.           Amendments to Credit Agreement.      Subject to the terms and conditions set forth in Section 4 of this Agreement and in reliance upon the representations and warranties made by the Borrower in Section 5 of this Agreement, the Credit Agreement is hereby amended as follows:

(a)            The defined term “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Required Lenders” means, at any time, subject to Section 2.16(b), at least two unaffiliated Lenders (or, if there are not at least two unaffiliated Lenders, Lenders) having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided, that, (a) if there are only three (3) Lenders at such time, “Required Lenders” shall mean at least two unaffiliated Lenders (or, if there are not at least two unaffiliated Lenders, Lenders) having Revolving Credit Exposures and unused Commitments representing more than 67% of the sum of the total Revolving Credit Exposures and unused Commitments at such time and (b) if there are only two (2) Lenders at such time, “Required Lenders” shall mean all Lenders. The “Required Lenders” of a Class (which shall include the term “Required Multicurrency Lenders”) means at least two unaffiliated Lenders (or, if there are not at least two unaffiliated Lenders in such Class, Lenders) having Revolving Credit Exposures and unused Commitments of such Class representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments of such Class (or, if there are only three (3) Lenders of such Class at such time, 67% of the sum of the total Revolving Credit Exposures and unused Commitments of such Class and, if there are only two (2) Lenders of such Class at such time, all Lenders in such Class).”

(b)            Schedule 1.01(b) of the Credit Agreement is hereby amended and restated to read as provided on Schedule 1.01(b) attached hereto as Annex I.

SECTION 4.           Conditions Precedent to Incremental Commitment and Amendment. This Agreement, and the Incremental Commitment of each Assuming Lender, shall become effective on and as of the Business Day (the “Effective Date”) occurring on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)            the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Issuing Bank, the Administrative Agent, the Assuming Lenders and each other Lender constituting all of the Lenders;

(b)            on the Effective Date, each of the conditions set forth or referred to in Section 2.06(f)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.06(f)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;

(c)            the Administrative Agent shall have received (or shall concurrently receive) for the account of the Dollar Lenders and/or Multicurrency Lenders the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Agreement, which amounts may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date;

(d)            (i) the Administrative Agent, for the benefit of each Assuming Lender, shall have received (or shall concurrently receive) all fees due and owing to such Assuming Lender on the Effective Date pursuant to Section 7 of this Agreement, and (ii) ING, in its capacity as the Administrative Agent or otherwise, shall have received (or shall concurrently receive) all fees due and owing by the Borrower to ING, in each case under this clause (d), which fees may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date;

(e)            the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Fried, Frank, Harris Shriver & Jacobson LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements related to this Agreement invoiced at least one (1) Business Day prior to the Effective Date, which fees, charges and disbursements may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date; and

(f)            pursuant to and to the extent required under Section 9.03 of the Credit Agreement, the Administrative Agent shall have received all other reasonable and documented out-of-pocket fees and expenses related to this Agreement due and owing on the Effective Date, which fees and expenses may be paid or netted from the proceeds of a Borrowing of the Loans on the Effective Date.

SECTION 5.            Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent, the Lenders and the Assuming Lenders that, as of the Effective Date:

(a)            This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as modified by this Agreement, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of such enforceability is considered in a proceeding in equity or at law).

(b)            Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)            No Default or Event of Default has occurred and is continuing on the Effective Date or will result from the Incremental Commitment.

SECTION 6.           Representations, Warranties and Covenants of the Assuming Lenders. Each Assuming Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to make its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(c) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make its respective Incremental Commitment set forth opposite such Assuming Lender’s name on Annex I hereto on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assuming Lender and (vi) it is not a Direct Competitor; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate from time to time, continue to make its own credit decisions in taking or not taking actions under or based upon the Loan Documents or any related agreement or any document furnished hereunder or thereunder, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 7.           Fees. In connection with each Assuming Lender’s respective Incremental Commitment under this Agreement, the Borrower shall pay to the Administrative Agent, for the benefit of each Assuming Lender, an increase fee equal to 0.50% of the Incremental Commitment which shall be fully earned, due and payable on, and subject to the occurrence of, the Effective Date. In addition, the Borrower shall pay to the Administrative Agent on, and subject to the occurrence of, the Effective Date any other fees due and payable to the Administrative Agent under any fee letter (without duplication of any fees due and payable to the Administrative Agent, for the account of any Assuming Lender, under any fee letter, which fees shall be deemed satisfied by the increase fee set forth in the preceding sentence).

SECTION 8.           Consent and Reaffirmation.

(a)            The Borrower (i)  agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (ii) acknowledges that the terms “Obligations,” “Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement or the Credit Agreement, as applicable) include any and all Loans made now or in the future by any Assuming Lender in respect of its respective Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (iii) confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended and supplemented hereby). On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as modified hereby.

(b)            The Investment Advisor acknowledges that the term “Obligations” for purposes of Section 9.18 of the Credit Agreement includes any and all Loans made now or in the future by any Increasing Lender or Assuming Lender (each as defined in the Credit Agreement, and including the Assuming Lender hereunder) in respect of its respective Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding).

SECTION 9.           Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 10.         Expenses. Pursuant to and to the extent set forth in Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 11.         Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12.         Applicable Law; Jurisdiction; Consent to Service of Process; Etc. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 9.09(b), (c) and (d) OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 13.         Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14.         Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15.         No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 16.         Electronic Execution of Documents. The words “execution,” “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 17.         Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.06(f)(i) of the Credit Agreement within the time period required thereunder. The Administrative Agent hereby consents to the Commitment Increase amount set forth on Annex I attached hereto. Pursuant to Section 2.06(f)(i)(C) of the Credit Agreement, each of the Administrative Agent, the Issuing Bank and the Borrower consents to each Assuming Lender becoming a Lender under the Credit Agreement and to their respective Commitment Increase provided for herein. For the avoidance of doubt, the Borrower hereby acknowledges, and consents to the fact, that the Effective Date (and thereby the Commitment Increase Date with respect to the Incremental Commitments provided for herein) may occur on a day other than the last day of the Interest Period).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

REDWOOD ENHANCED INCOME CORP.,
as Borrower

By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Co-President

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

Acknowledged and Agreed with respect to Section 8(b) only:

REDWOOD CAPITAL MANAGEMENT, LLC
as Investment Advisor

By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Deputy-CEO

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

ING CAPITAL LLC, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Dina Kook
Name:	Dina Kook
Title:	Director

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

Bank of Hope
as an Assuming Lender

By:	/s/ Keri Svancara
Name:	Keri Svancara
Title:	SVP, Corporate Banking Group

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

CIT Finance LLC,
as an Assuming Lender

By:	/s/ Robert L. Klein
Name:	Robert L. Klein
Title:	Managing Director

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

TIAA, FSB,
as an Assuming Lender

By:	/s/ Joshua Labean Kinsey
Name:	Joshua Labean Kinsey
Title:	Vice President

[Signature Page to Incremental Commitment and Assumption Agreement and First Amendment–

Redwood (Funding)]

ANNEX I

Schedule 1.01(b)

Dollar Commitments

Lender	Commitment Amount
Bank of Hope	$15,000,000
TIAA, FSB	$30,000,000
Total	$45,000,000

Multicurrency Commitments

Lender	Commitment Amount
ING Capital LLC	$85,000,000
CIT Finance LLC	$15,000,000
Total	$100,000,000